Exhibit 99.1

MGM RESORTS INTERNATIONAL REPORTS SECOND QUARTER FINANCIAL RESULTS

Consolidated Adjusted EBITDA Increased 8%, Led By 10% Growth In Wholly Owned Domestic Resorts

MGM China Declares $136 Million Dividend

Las Vegas, Nevada, August 5, 2014 — MGM Resorts International (NYSE: MGM) today reported financial results for the quarter ended June 30, 2014. Diluted earnings per share for the second quarter of 2014 was $0.21 compared to diluted loss per share of $0.19 in the prior year second quarter.

“I am pleased to report another solid quarter of growth at MGM Resorts,” said Jim Murren, Chairman and CEO. “Our domestic business was very strong with 12% EBITDA growth in Las Vegas driven by strong performance in both our room and casino segments. CityCenter resort operations continue to improve while in Macau we grew cash flow and margins due to a higher contribution of revenues from our main floor business. These results clearly reflect the success of our investments and strategies in our existing properties, while we are building MGM Cotai and beginning construction on MGM National Harbor.”

Key results for the second quarter of 2014 include the following:

•	Consolidated net revenue was $2.6 billion, a 4% increase over the prior year second quarter;

•	Casino revenue at the Company’s wholly owned domestic resorts increased 6% compared to the prior year quarter;

•	Rooms revenue at wholly owned domestic resorts increased 6% with a 6% increase in REVPAR(1) at the Company’s Las Vegas Strip resorts compared to the prior year quarter;

•	Adjusted Property EBITDA(2) was $643 million, an 8% increase compared to the prior year quarter;

•	The Company’s wholly owned domestic resorts earned Adjusted Property EBITDA of $414 million, a 10% increase compared to the prior year quarter;

•	MGM China’s Adjusted EBITDA was $210 million, a 3% increase compared to the prior year quarter, including $14 million of branding fee expense in the current quarter; and

•	CityCenter earned Adjusted EBITDA related to resort operations of $81 million, a 20% increase over the prior year quarter.

Certain Items Affecting Second Quarter Results

The following table lists items that affect the comparability of the current and prior year quarterly results (approximate EPS impact shown, net of tax, per share; negative amounts represent charges to income):

Three months ended June 30,	2014	2013
Preopening and start-up expenses	$(0.01)	$—
Property transactions, net:
Investment in Grand Victoria impairment	(0.04)	(0.05)
Corporate buildings impairment	—	(0.06)
Other property transactions, net	(0.01)	(0.01)
IRS audit settlement	0.06	—

The current year second quarter and prior year second quarter results were affected by non-cash impairment charges of $29 million and $37 million, respectively, related to the Company’s joint venture investment in Grand Victoria. In addition, the Company recorded an impairment charge of $45 million in the prior year second quarter related to corporate buildings located on the land underlying the Company’s planned Las Vegas arena project, which were removed from service in 2014.

The current year second quarter income tax provision was affected by a $31 million benefit resulting from the settlement of the Company’s 2005-2009 IRS audits during the quarter. In addition to the items in the table above, the current year second quarter income tax provision was favorably impacted by a net benefit recorded for foreign tax credits generated by MGM China, while the prior year second quarter income tax provision was unfavorably impacted by a valuation allowance provided on U.S. deferred tax assets.

Wholly Owned Domestic Resorts

Casino revenue related to wholly owned domestic resorts increased 6% compared to the prior year quarter due to an increase in both table games volume and hold percentage. Table games hold percentage in the second quarter of 2014 was 21.3% compared to 18.1% in the prior year quarter. Slots revenue decreased 1% compared to the prior year quarter.

Rooms revenue increased 6% with Las Vegas Strip REVPAR up 6%. The following table shows key hotel statistics for the Company’s Las Vegas Strip resorts:

Three months ended June 30,	2014	2013
Occupancy %	96%	95%
Average Daily Rate (ADR)	$141	$134
Revenue per Available Room (REVPAR)	$135	$127

Food and beverage revenue increased 5% as a result of increased convention and banquet business and the opening of several new outlets. Operating income for the Company’s wholly owned domestic resorts increased 23% for the second quarter of 2014 compared to the prior year quarter due to a 7% increase in net revenues and improved operating margins.

MGM China

On August 5, 2014, MGM China’s Board of Directors announced a dividend of $136 million, which will be paid to shareholders of record as of August 25, 2014 and distributed on or about September 1, 2014. MGM Resorts International will receive $69 million, representing its 51% share of the dividend.

Key second quarter results for MGM China include the following:

•	MGM China earned net revenue of $828 million, a 1% decrease compared to the prior year quarter;

•	Main floor table games revenue increased 41% compared to the prior year quarter;

•

VIP table games revenue decreased 18% due to a decrease in VIP table games turnover of 10% compared to the prior year quarter and lower hold percentage of 2.7% in the current year quarter compared to 2.9% in the prior year quarter;

•	MGM China’s Adjusted EBITDA was $210 million, a 3% increase compared to the prior year quarter, including $14 million of branding fee expense in the current quarter;

•	MGM China’s Adjusted EBITDA margin increased by 90 basis points compared to the prior year quarter; and

•	Operating income was $134 million compared to $126 million in the prior year quarter.

Income from Unconsolidated Affiliates

The following table summarizes information related to the Company’s share of income from unconsolidated affiliates:

Three months ended June 30,	2014	2013
	(In thousands)
CityCenter	$(1,055)	$861
Other	6,923	5,821

	$5,868	$6,682

Results for CityCenter Holdings, LLC for the second quarter of 2014 include the following (see schedules accompanying this release for further detail on CityCenter’s second quarter results):

•	Net revenue from resort operations increased by 9% to $304 million compared to $280 million in the prior year quarter;

•	Adjusted EBITDA from resort operations was $81 million, an increase of 20% compared to the prior year quarter;

•	Aria’s table games hold percentage was 23.4% compared to 20.8% in the prior year quarter;

•	Aria’s occupancy percentage was 94% and its ADR was $217, resulting in REVPAR of $205, a 6% increase compared to the prior year quarter;

•	Vdara reported record REVPAR of $166, an increase of 10% compared to the prior year quarter;

•	Crystals reported Adjusted EBITDA of $11 million, an increase of 12% from the prior year quarter; and

•	Property transactions, net was $16 million compared to $10 million in the prior year quarter.

Financial Position

“Over the next year we expect free cash flow growth, dividends from MGM China and the anticipated conversion of $1.45 billion of outstanding convertible notes to dramatically improve our balance sheet,” said Dan D’Arrigo, Executive Vice President, CFO and Treasurer. “In July, we capitalized on CityCenter’s improved credit profile with under 5x leverage to reduce the annual interest rate on its senior credit facility by 75 basis points. We believe CityCenter is positioned to generate significant free cash flow going forward.”

The Company’s cash balance at June 30, 2014 was $1.4 billion, which included $658 million at MGM China. At June 30, 2014 the Company had $2.8 billion of borrowings outstanding under its $4.0 billion senior secured credit facility and $554 million outstanding under the $2.0 billion MGM China credit facility.

Conference Call Details

MGM Resorts International will host a conference call at 11:00 a.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through www.mgmresorts.com under the Investors section or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 1985444. A replay of the call will be available through Wednesday, August 13, 2014. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10049632. The call will be archived at www.mgmresorts.com.

1 REVPAR is hotel revenue per available room.

2 “Adjusted EBITDA” is earnings before interest and other non-operating income (expense), taxes, depreciation and amortization, preopening and start-up expenses and property transactions, net. “Adjusted Property EBITDA” is Adjusted EBITDA before corporate expense and stock compensation expense related to the MGM Resorts stock option plan, which is not allocated to each property. MGM China recognizes stock compensation expense related to its stock compensation plan which is included in the calculation of Adjusted EBITDA for MGM China. Adjusted EBITDA information is presented solely as a supplemental disclosure to reported GAAP measures because management believes these measures are 1) widely used measures of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies.

Management believes that while items excluded from Adjusted EBITDA and Adjusted Property EBITDA may be recurring in nature and should not be disregarded in evaluation of the Company’s earnings performance, it is useful to exclude such items when analyzing current results and trends compared to other periods because these items can vary significantly depending on specific underlying transactions or events that may not be comparable between the periods being presented. Also, management believes excluded items may not relate specifically to current operating trends or be indicative of future results. For example, preopening and start-up expenses will be significantly different in periods when the Company is developing and constructing a major expansion project and will depend on where the current period lies within the development cycle, as well as the size and scope of the project(s). Property transactions, net includes normal recurring disposals, gains and losses on sales of assets related to specific assets within the Company’s resorts, but also includes gains or losses on sales of an entire operating resort or a group of resorts and impairment charges on entire asset groups or investments in unconsolidated affiliates, which may not be comparable period over period.

In addition, capital allocation, tax planning, financing and stock compensation awards are all managed at the corporate level. Therefore, management uses Adjusted Property EBITDA as the primary measure of the Company’s operating resorts’ performance.

Reconciliations of GAAP net income (loss) to Adjusted EBITDA and GAAP operating income (loss) to Adjusted Property EBITDA are included in the financial schedules in this release.

* * *

About MGM Resorts International

MGM Resorts International (NYSE: MGM) is one of the world’s leading global hospitality companies, operating a portfolio of destination resort brands including Bellagio, MGM Grand, Mandalay Bay and The Mirage. The Company also owns 51% of MGM China Holdings Limited, which owns the MGM Macau resort and casino and is in the process of developing a gaming resort in Cotai, and 50% of CityCenter in Las Vegas, which features ARIA resort and casino. For more information about MGM Resorts International, visit the Company’s website at www.mgmresorts.com.

Statements in this release that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and/or uncertainties, including those described in the Company’s public filings with the Securities and Exchange Commission. The Company has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding our development projects, anticipated free cash flow growth, the receipt of dividends from MGM China and the conversion of the outstanding convertible notes. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include effects of economic conditions and market conditions in the markets in which the Company operates and competition with other destination travel locations throughout the United States and the world, the design, timing and costs of expansion projects, risks relating to international operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions and additional risks and uncertainties described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGM RESORTS CONTACTS:
Investment Community	News Media
SARAH ROGERS	CLARK DUMONT
Vice President Investor Relations	Senior Vice President of Corporate Communications
(702) 693-8654 or srogers@mgmresorts.com	(702) 891-1836 or cdumont@mgmresorts.com

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Revenues:
Casino	$1,475,165	$1,443,157	$3,058,597	$2,844,577
Rooms	463,151	437,710	915,537	838,960
Food and beverage	412,723	394,247	796,115	754,129
Entertainment	138,735	121,001	272,512	234,855
Retail	50,811	52,748	95,427	97,455
Other	134,068	127,914	259,495	251,740
Reimbursed costs	95,745	92,741	190,720	182,977

	2,770,398	2,669,518	5,588,403	5,204,693
Less: Promotional allowances	(189,365)	(188,253)	(376,972)	(371,280)

	2,581,033	2,481,265	5,211,431	4,833,413

Expenses:
Casino	916,817	916,807	1,907,651	1,792,053
Rooms	142,413	134,001	276,651	261,710
Food and beverage	241,124	225,696	461,182	430,436
Entertainment	104,761	89,940	203,698	173,665
Retail	26,055	27,865	49,531	53,831
Other	92,077	92,819	179,654	178,792
Reimbursed costs	95,745	92,741	190,720	182,977
General and administrative	327,484	314,324	646,730	618,225
Corporate expense	54,439	52,364	107,790	98,988
Preopening and start-up expenses	9,759	3,506	15,395	5,652
Property transactions, net	33,170	88,131	33,728	96,622
Depreciation and amortization	203,070	218,151	410,725	430,069

	2,246,914	2,256,345	4,483,455	4,323,020

Income from unconsolidated affiliates	5,868	6,682	24,644	23,026

Operating income	339,987	231,602	752,620	533,419

Non-operating income (expense):
Interest expense, net of amounts capitalized	(203,936)	(214,500)	(413,323)	(439,947)
Non-operating items from unconsolidated affiliates	(14,578)	(38,864)	(28,301)	(60,943)
Other, net	(309)	(4,951)	(1,743)	(6,233)

	(218,823)	(258,315)	(443,367)	(507,123)

Income (loss) before income taxes	121,164	(26,713)	309,253	26,296
Benefit (provision) for income taxes	52,540	(3,865)	56,059	(34,296)

Net income (loss)	173,704	(30,578)	365,312	(8,000)
Less: Net income attributable to noncontrolling interests	(68,160)	(62,380)	(151,608)	(78,412)

Net income (loss) attributable to MGM Resorts International	$105,544	$(92,958)	$213,704	$(86,412)

Per share of common stock:
Basic:
Net income (loss) attributable to MGM Resorts International	$0.22	$(0.19)	$0.44	$(0.18)

Weighted average shares outstanding	490,786	489,484	490,692	489,388

Diluted:
Net income (loss) attributable to MGM Resorts International	$0.21	$(0.19)	$0.42	$(0.18)

Weighted average shares outstanding	513,371	489,484	513,287	489,388

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

(Unaudited)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$1,365,137	$1,803,669
Accounts receivable, net	473,922	488,217
Inventories	102,524	107,907
Deferred income taxes, net	—	80,989
Prepaid expenses and other	224,732	238,657

Total current assets	2,166,315	2,719,439

Property and equipment, net	14,113,722	14,055,212

Other assets:
Investments in and advances to unconsolidated affiliates	1,420,924	1,374,836
Goodwill	2,898,861	2,897,442
Other intangible assets, net	4,396,436	4,511,861
Other long-term assets, net	576,045	551,395

Total other assets	9,292,266	9,335,534

	$25,572,303	$26,110,185

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$253,475	$241,192
Income taxes payable	32,817	14,813
Current portion of long-term debt	317,194	—
Deferred income taxes, net	1,522	—
Accrued interest on long-term debt	191,141	188,522
Other accrued liabilities	1,764,167	1,770,801

Total current liabilities	2,560,316	2,215,328

Deferred income taxes	2,356,998	2,430,414
Long-term debt	12,606,520	13,447,230
Other long-term obligations	106,941	141,590
Stockholders’ equity:
Common stock, $.01 par value: authorized 1,000,000,000 shares, issued and outstanding 490,712,807 and 490,360,628 shares	4,907	4,904
Capital in excess of par value	4,166,365	4,156,680
Retained earnings	270,796	57,092
Accumulated other comprehensive income	15,235	12,503

Total MGM Resorts International stockholders’ equity	4,457,303	4,231,179
Noncontrolling interests	3,484,225	3,644,444

Total stockholders’ equity	7,941,528	7,875,623

	$25,572,303	$26,110,185

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

SUPPLEMENTAL DATA - NET REVENUES

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Bellagio	$332,213	$303,111	$652,069	$603,831
MGM Grand Las Vegas	271,675	255,426	533,339	514,316
Mandalay Bay	233,506	205,306	452,890	380,819
The Mirage	146,670	142,383	294,918	286,936
Luxor	91,067	83,383	174,760	161,172
New York-New York	71,865	69,070	144,833	138,338
Excalibur	72,125	69,967	139,698	131,776
Monte Carlo	72,332	68,891	140,943	135,391
Circus Circus Las Vegas	53,942	51,270	102,667	97,183
MGM Grand Detroit	136,350	132,593	269,498	273,461
Beau Rivage	87,588	85,959	170,014	166,869
Gold Strike Tunica	39,500	36,400	76,419	73,442
Other resort operations	30,437	32,237	57,456	61,650

Wholly owned domestic resorts	1,639,270	1,535,996	3,209,504	3,025,184

MGM China	827,928	835,149	1,769,376	1,582,706
Management and other operations	113,835	110,120	232,551	225,523

	$2,581,033	$2,481,265	$5,211,431	$4,833,413

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

SUPPLEMENTAL DATA - ADJUSTED PROPERTY EBITDA

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Bellagio	$115,619	$99,522	$220,768	$189,101
MGM Grand Las Vegas	54,371	49,635	116,604	111,640
Mandalay Bay	53,003	49,358	109,003	88,772
The Mirage	28,910	24,528	64,329	54,689
Luxor	21,322	18,288	39,300	33,862
New York-New York	24,478	23,672	50,105	47,072
Excalibur	20,706	19,771	39,596	34,880
Monte Carlo	19,999	19,883	39,894	37,369
Circus Circus Las Vegas	7,213	5,296	12,522	9,853
MGM Grand Detroit	39,653	38,662	73,019	78,315
Beau Rivage	18,489	16,466	33,130	30,339
Gold Strike Tunica	10,185	8,518	19,752	18,505
Other resort operations	450	2,004	(778)	2,243

Wholly owned domestic resorts	414,398	375,603	817,244	736,640

MGM China	210,488	204,815	451,213	385,270
CityCenter (50%)(1)	(1,055)	861	12,991	12,556
Other unconsolidated resorts(1)	6,923	5,821	11,653	10,470
Management and other operations	12,102	9,060	31,954	24,821

	$642,856	$596,160	$1,325,055	$1,169,757

(1)	Represents the Company’s share of operating income (loss), adjusted for the effect of certain basis differences.

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA AND ADJUSTED EBITDA

(In thousands)

(Unaudited)

Three Months Ended June 30, 2014

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$94,027	$—	$594	$20,998	$115,619
MGM Grand Las Vegas	34,429	—	207	19,735	54,371
Mandalay Bay	33,524	331	241	18,907	53,003
The Mirage	14,362	22	1,801	12,725	28,910
Luxor	11,734	(3)	1	9,590	21,322
New York-New York	19,755	47	98	4,578	24,478
Excalibur	16,605	—	332	3,769	20,706
Monte Carlo	14,091	464	154	5,290	19,999
Circus Circus Las Vegas	3,308	36	3	3,866	7,213
MGM Grand Detroit	33,804	—	78	5,771	39,653
Beau Rivage	11,476	—	559	6,454	18,489
Gold Strike Tunica	6,651	—	265	3,269	10,185
Other resort operations	(86)	—	(8)	544	450

Wholly owned domestic resorts	293,680	897	4,325	115,496	414,398

MGM China	134,112	2,917	48	73,411	210,488
CityCenter (50%)	(1,055)	—	—	—	(1,055)
Other unconsolidated resorts	6,822	101	—	—	6,923
Management and other operations	10,054	—	1	2,047	12,102

	443,613	3,915	4,374	190,954	642,856

Stock compensation	(6,393)	—	—	—	(6,393)
Corporate	(97,233)	5,844	28,796	12,116	(50,477)

	$339,987	$9,759	$33,170	$203,070	$585,986

Three Months Ended June 30, 2013
	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$71,386	$—	$337	$27,799	$99,522
MGM Grand Las Vegas	29,400	—	104	20,131	49,635
Mandalay Bay	23,414	1,078	1,854	23,012	49,358
The Mirage	11,714	—	141	12,673	24,528
Luxor	9,097	112	(252)	9,331	18,288
New York-New York	17,958	—	499	5,215	23,672
Excalibur	16,382	—	13	3,376	19,771
Monte Carlo	12,183	58	2,964	4,678	19,883
Circus Circus Las Vegas	801	—	10	4,485	5,296
MGM Grand Detroit	32,709	—	—	5,953	38,662
Beau Rivage	8,732	—	7	7,727	16,466
Gold Strike Tunica	3,966	—	1,187	3,365	8,518
Other resort operations	1,441	—	—	563	2,004

Wholly owned domestic resorts	239,183	1,248	6,864	128,308	375,603

MGM China	126,134	2,258	150	76,273	204,815
CityCenter (50%)	861	—	—	—	861
Other unconsolidated resorts	5,821	—	—	—	5,821
Management and other operations	6,111	—	(4)	2,953	9,060

	378,110	3,506	7,010	207,534	596,160

Stock compensation	(6,246)	—	—	—	(6,246)
Corporate	(140,262)	—	81,121	10,617	(48,524)

	$231,602	$3,506	$88,131	$218,151	$541,390

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA AND ADJUSTED EBITDA

(In thousands)

(Unaudited)

Six Months Ended June 30, 2014

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$175,878	$—	$573	$44,317	$220,768
MGM Grand Las Vegas	75,361	197	199	40,847	116,604
Mandalay Bay	67,935	1,133	239	39,696	109,003
The Mirage	36,954	22	1,948	25,405	64,329
Luxor	20,541	—	—	18,759	39,300
New York-New York	40,642	102	342	9,019	50,105
Excalibur	32,060	—	331	7,205	39,596
Monte Carlo	28,105	1,379	157	10,253	39,894
Circus Circus Las Vegas	4,845	36	(8)	7,649	12,522
MGM Grand Detroit	61,458	—	78	11,483	73,019
Beau Rivage	19,642	—	559	12,929	33,130
Gold Strike Tunica	13,016	—	265	6,471	19,752
Other resort operations	(1,855)	—	(8)	1,085	(778)

Wholly owned domestic resorts	574,582	2,869	4,675	235,118	817,244

MGM China	298,701	5,325	(56)	147,243	451,213
CityCenter (50%)	12,991	—	—	—	12,991
Other unconsolidated resorts	11,533	120	—	—	11,653
Management and other operations	27,015	—	1	4,938	31,954

	924,822	8,314	4,620	387,299	1,325,055

Stock compensation	(13,092)	—	—	—	(13,092)
Corporate	(159,110)	7,081	29,108	23,426	(99,495)

	$752,620	$15,395	$33,728	$410,725	$1,212,468

Six Months Ended June 30, 2013
	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$137,778	$—	$341	$50,982	$189,101
MGM Grand Las Vegas	70,372	—	770	40,498	111,640
Mandalay Bay	44,236	474	2,436	41,626	88,772
The Mirage	25,264	—	4,295	25,130	54,689
Luxor	12,872	112	2,927	17,951	33,862
New York-New York	35,695	—	530	10,847	47,072
Excalibur	27,544	—	13	7,323	34,880
Monte Carlo	25,041	58	2,952	9,318	37,369
Circus Circus Las Vegas	412	—	10	9,431	9,853
MGM Grand Detroit	67,080	—	—	11,235	78,315
Beau Rivage	15,159	—	(291)	15,471	30,339
Gold Strike Tunica	10,786	—	1,174	6,545	18,505
Other resort operations	1,113	—	(1)	1,131	2,243

Wholly owned domestic resorts	473,352	644	15,156	247,488	736,640

MGM China	225,251	4,632	345	155,042	385,270
CityCenter (50%)	12,180	376	—	—	12,556
Other unconsolidated resorts	10,470	—	—	—	10,470
Management and other operations	18,894	—	—	5,927	24,821

	740,147	5,652	15,501	408,457	1,169,757

Stock compensation	(13,189)	—	—	—	(13,189)
Corporate	(193,539)	—	81,121	21,612	(90,806)

	$533,419	$5,652	$96,622	$430,069	$1,065,762

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS)

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Adjusted EBITDA	$585,986	$541,390	$1,212,468	$1,065,762
Preopening and start-up expenses	(9,759)	(3,506)	(15,395)	(5,652)
Property transactions, net	(33,170)	(88,131)	(33,728)	(96,622)
Depreciation and amortization	(203,070)	(218,151)	(410,725)	(430,069)

Operating income	339,987	231,602	752,620	533,419

Non-operating income (expense):
Interest expense, net of amounts capitalized	(203,936)	(214,500)	(413,323)	(439,947)
Other, net	(14,887)	(43,815)	(30,044)	(67,176)

	(218,823)	(258,315)	(443,367)	(507,123)

Income (loss) before income taxes	121,164	(26,713)	309,253	26,296
Benefit (provision) for income taxes	52,540	(3,865)	56,059	(34,296)

Net income (loss)	173,704	(30,578)	365,312	(8,000)
Less: Net income attributable to noncontrolling interests	(68,160)	(62,380)	(151,608)	(78,412)

Net income (loss) attributable to MGM Resorts International	$105,544	$(92,958)	$213,704	$(86,412)

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

SUPPLEMENTAL DATA - HOTEL STATISTICS - LAS VEGAS STRIP

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Bellagio
Occupancy %	95.8%	95.9%	94.0%	94.3%
Average daily rate (ADR)	$259	$247	$261	$244
Revenue per available room (REVPAR)	$248	$237	$245	$230

MGM Grand Las Vegas
Occupancy %	98.1%	96.4%	96.7%	94.7%
ADR	$150	$143	$155	$144
REVPAR	$147	$138	$150	$137

Mandalay Bay
Occupancy %	94.9%	94.2%	93.6%	91.5%
ADR	$200	$192	$201	$187
REVPAR	$190	$181	$188	$171

The Mirage
Occupancy %	96.9%	96.3%	95.8%	95.7%
ADR	$162	$152	$166	$151
REVPAR	$157	$147	$159	$144

Luxor
Occupancy %	97.2%	95.2%	95.3%	92.9%
ADR	$97	$90	$99	$88
REVPAR	$94	$86	$94	$82

New York-New York
Occupancy %	99.2%	98.3%	98.6%	97.8%
ADR	$123	$115	$125	$113
REVPAR	$122	$113	$123	$111

Excalibur
Occupancy %	98.0%	95.5%	94.6%	90.6%
ADR	$80	$74	$81	$73
REVPAR	$79	$71	$77	$66

Monte Carlo
Occupancy %	99.3%	98.0%	97.7%	96.9%
ADR	$114	$107	$115	$105
REVPAR	$113	$105	$112	$102

Circus Circus Las Vegas
Occupancy %	84.4%	85.5%	79.6%	79.5%
ADR	$60	$55	$61	$55
REVPAR	$50	$47	$49	$43

CITYCENTER HOLDINGS, LLC

SUPPLEMENTAL DATA - NET REVENUES

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Aria	$245,144	$226,102	$498,833	$484,612
Vdara	26,867	24,355	53,117	46,414
Crystals	16,649	15,494	33,401	29,451
Mandarin Oriental	15,411	13,774	31,852	27,494

Resort operations	304,071	279,725	617,203	587,971
Residential operations	15,804	53,449	39,089	60,345

	$319,875	$333,174	$656,292	$648,316

CITYCENTER HOLDINGS, LLC

RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Adjusted EBITDA	$77,709	$72,666	$172,767	$159,653
Preopening and start-up expenses	—	—	—	(752)
Property transactions, net	(16,121)	(10,113)	(18,696)	(10,113)
Depreciation and amortization	(86,423)	(86,327)	(173,943)	(172,730)

Operating loss	(24,835)	(23,774)	(19,872)	(23,942)

Non-operating income (expense):
Interest expense - sponsor notes	—	(25,935)	—	(50,883)
Interest expense - other	(22,518)	(42,984)	(45,370)	(86,454)
Other, net	(4,435)	(33,073)	(6,748)	(32,330)

	(26,953)	(101,992)	(52,118)	(169,667)

Net loss	$(51,788)	$(125,766)	$(71,990)	$(193,609)

CITYCENTER HOLDINGS, LLC

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

Three Months Ended June 30, 2014

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(6,274)	$—	$3,016	$64,472	$61,214
Vdara	(3,283)	—	128	10,482	7,327
Crystals	4,430	—	126	6,646	11,202
Mandarin Oriental	(3,578)	—	44	4,710	1,176

Resort operations	(8,705)	—	3,314	86,310	80,919
Residential operations	2,084	—	—	113	2,197
Development and administration	(18,214)	—	12,807	—	(5,407)

	$(24,835)	$—	$16,121	$86,423	$77,709

Three Months Ended June 30, 2013
	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(14,713)	$—	$278	$64,018	$49,583
Vdara	(3,894)	—	—	10,394	6,500
Crystals	3,156	—	—	6,876	10,032
Mandarin Oriental	(3,601)	—	—	4,676	1,075

Resort operations	(19,052)	—	278	85,964	67,190
Residential operations	(410)	—	9,835	355	9,780
Development and administration	(4,312)	—	—	8	(4,304)

	$(23,774)	$—	$10,113	$86,327	$72,666

CITYCENTER HOLDINGS, LLC

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

Six Months Ended June 30, 2014

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$1,282	$—	$4,323	$130,101	$135,706
Vdara	(6,234)	—	128	20,707	14,601
Crystals	8,663	—	205	13,388	22,256
Mandarin Oriental	(6,288)	—	44	9,429	3,185

Resort operations	(2,577)	—	4,700	173,625	175,748
Residential operations	4,691	—	1,114	318	6,123
Development and administration	(21,986)	—	12,882	—	(9,104)

	$(19,872)	$—	$18,696	$173,943	$172,767

Six Months Ended June 30, 2013
	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(1,614)	$694	$278	$127,788	$127,146
Vdara	(9,190)	—	—	21,209	12,019
Crystals	5,159	58	—	13,320	18,537
Mandarin Oriental	(7,346)	—	—	9,686	2,340

Resort operations	(12,991)	752	278	172,003	160,042
Residential operations	(1,454)	—	9,835	711	9,092
Development and administration	(9,497)	—	—	16	(9,481)

	$(23,942)	$752	$10,113	$172,730	$159,653

CITYCENTER HOLDINGS, LLC

SUPPLEMENTAL DATA - HOTEL STATISTICS

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Aria
Occupancy %	94.4%	91.7%	93.2%	90.3%
ADR	$217	$212	$223	$210
REVPAR	$205	$194	$208	$190
Vdara
Occupancy %	94.9%	91.4%	92.2%	88.6%
ADR	$175	$165	$180	$162
REVPAR	$166	$150	$166	$144